                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  January 8, 1997



                      AMERICAN HEALTH PROPERTIES, INC.
           (Exact name of registrant as specified in its charter)



            DELAWARE                  1-9381               95-4084878
   (State or other jurisdiction     (Commission          (IRS Employer
         of incorporation)          File Number)       Identification No.)



     6400 SOUTH FIDDLER'S GREEN CIRCLE, SUITE 1800
                 ENGLEWOOD, COLORADO                              80111
         (Address of principal executive offices)               (Zip Code)



     Registrant's telephone number, including area code:  (303) 796-9793

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (c) Exhibits

10.1 Executive Employment Agreement dated April 15, 1996 between American Health Properties, Inc. and Joseph P. Sullivan.

10.2 Executive Employment Agreement dated January 24, 1996 between American Health Properties, Inc. and Michael McGee.

10.3 Executive Employment Agreement dated January 24, 1996 between American Health Properties, Inc. and C. Gregory Schonert.

23.1 Consent of Arthur Andersen LLP, an independent public accountant, dated January 7, 1997.


                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 8, 1997                     AMERICAN HEALTH PROPERTIES, INC.
                                                    (Registrant)


                                           By: /s/ Michael J. McGee
                                               Michael J. McGee
                                               Treasurer

                                EXHIBIT INDEX

Exhibit
Number                     Exhibit Description
-------                    -------------------

 10.1 Executive Employment Agreement dated April 15, 1996 between American Health Properties, Inc. and Joseph P. Sullivan.

 10.2 Executive Employment Agreement dated January 24, 1996 between American Health Properties, Inc. and Michael McGee.

 10.3 Executive Employment Agreement dated January 24, 1996 between American Health Properties, Inc. and C. Gregory Schonert.

 23.1 Consent of Arthur Andersen LLP, an independent public accountant, dated January 7, 1997.